                                                                    EXHIBIT 10.2


                    LIMITED WAIVER AND SEVENTH AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT

         This LIMITED WAIVER AND SEVENTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment") is entered into as of January 28, 2003, and amends that certain Receivables Purchase Agreement, dated as of October 6, 2000, amended as of July 1, 2001, further amended as of October 3, 2001, further amended as of April 25, 2002, further amended as of June 28, 2002, further amended as of September 30, 2002, and further amended as of December 4, 2002 (such agreement, as so amended, the "Existing Agreement"), by and among Plexus ABS, Inc., a Nevada corporation ("Seller"), Plexus Corp., a Wisconsin corporation ("Plexus"), as initial Servicer (the Servicer together with Seller, the "Seller Parties" and each a "Seller Party"), the Financial Institutions party thereto from time to time, Preferred Receivables Funding Corporation ("PREFCO") and Bank One, NA (Main Office Chicago), as agent for the Purchasers thereunder and any successor agent thereunder (together with its successors and assigns thereunder, the "Agent"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Existing Agreement.

                                R E C I T A L S:

         WHEREAS, the Seller Parties, the Financial Institutions, PREFCO and the Agent are parties to the Existing Agreement;

         WHEREAS, each Seller Party has requested that the Agent, the Financial Institutions and PREFCO grant certain waivers with respect to certain provisions of the Existing Agreement as more fully described herein; and

         WHEREAS, the Seller Parties, the Financial Institutions, PREFCO and the Agent desire to amend certain provisions of the Existing Agreement as more fully described herein.

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Limited Waiver. Subject to the terms and conditions set forth herein, each of the Purchasers and the Agent hereby waives any Amortization Event that has occurred prior to the date hereof with respect to
Section 9.1(e) of the Purchase Agreement solely as a result of Seller allowing the Purchaser Interests of the Purchasers to exceed 100% during the period starting on November 1, 2002 and ending on November 30, 2002.

         Section 2. Amendments. Subject to the terms and conditions set forth herein, the Existing Agreement is hereby amended by:

                  (a) replacing the definition of "Aggregate Reserves" set forth in Exhibit I of the Existing Agreement in its entirety with the following:
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                  "Aggregate Reserves" means, on any date of determination, an amount equal to the sum of (i) the Aggregate Reserve Percentage Amount as of such date, plus (ii) the sum of all True-Up Amounts as of such date.

                  (b) replacing the definition of "Concentration Limit" set forth in Exhibit I of the Existing Agreement in its entirety with the following:

                  "Concentration Limit" means, at any time, (a) for any Obligor other than as described in part (b) of this definition or cancelled pursuant to this definition, 8.33% of the aggregate Outstanding Balance of all Eligible Receivables at such time, (b)(i) for Motorola, Inc., 9% of the aggregate Outstanding Balance of all Eligible Receivables at such time, (ii) for Arrowpoint Communications, Inc. and Cisco Systems, Inc., collectively and not individually, 12.50% of the aggregate Outstanding Balance of all Eligible Receivables at such time, (iii) for General Electric Company, 25% of the aggregate Outstanding Balance of all Eligible Receivables at such time and (iv) for Siemens AG, 12.50% of the aggregate Outstanding Balance of all Eligible Receivables at such time (each of the foregoing, a "Special Obligor Concentration Limit") or (c) for any Obligor, such other amount for such Obligor designated by the Agent (each such other amount, a "Special Concentration Limit"); provided, that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and provided, further, that Company or the Required Financial Institutions may, upon not less than three Business Days' notice to Seller, cancel any Special Obligor Concentration Limit or Special Concentration Limit.

                  (c) adding, in appropriate alphabetical order, the following new definition to Exhibit I to the Existing Agreement:

                  "Aggregate Reserve Percentage Amount" means, on any date of determination, an amount equal to thirty-one percent (31%) of the Net Receivables Balance on such date.

                  "True-Up Amount" means, as of any date of determination, for each Obligor an amount equal to (i) the Concentration Limit for such Obligor as of such date, minus (ii) the Aggregate Reserve Percentage Amount as of such date; provided that the "True-Up Amount" for any Obligor shall in no event be less than zero.

         Section 3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the following conditions precedent:






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                  (a) Amendment. This Amendment shall have been duly executed and delivered by each of the parties hereto.

                  (b) Officer's Certificate. The Agent shall have received a certificate of an authorized officer of each of the Servicer and Seller in the forms set forth as Exhibits A and B, respectively, certifying as to matters set forth in Sections 4(a) and (b) of this Amendment.

         Section 4. Representations and Warranties. Each of Seller and the Servicer represents and warrants to the Financial Institutions, PREFCO and the Agent that, as of the date hereof, after giving effect to this Amendment:

                  (a) no Amortization Event or Potential Amortization Event has occurred and is continuing; and

                  (b) all of the representations and warranties contained in the Existing Agreement and in the other Transaction Documents are true and correct.

         Section 5.  Miscellaneous.

                  (a) Effect; Ratification. The amendments and waiver set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Existing Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Financial Institutions, PREFCO or the Agent may now have or may have in the future under or in connection with the Existing Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Existing Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement," the "Purchase Agreement" or the Existing Agreement shall mean the Existing Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Existing Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Existing Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Existing Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                  (c) Costs, Fees and Expenses. Seller agrees to reimburse the Agent and each Purchaser on demand for all costs, fees and expenses (including the reasonable fees and expenses of counsel to the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.










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                  (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                  (e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                  (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

                            (Signature Page Follows)









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
         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                          PLEXUS ABS, INC.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                          PLEXUS CORP.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                         PREFERRED RECEIVABLES FUNDING
                                         CORPORATION


                                         By:
                                            ------------------------------------
                                                    Authorized Signer


                                         BANK ONE, NA (MAIN OFFICE CHICAGO),
                                         as a Financial Institution and as Agent


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------





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
                                                                       EXHIBIT A

                              OFFICER'S CERTIFICATE

                  I, ______________, am the _______________ of Plexus Corp. (the
"Servicer"). I execute and deliver this Officer's Certificate, dated as of January 28, 2003, on behalf of the Servicer pursuant to Section 3(b) of the Limited Waiver and Seventh Amendment to Receivables Purchase Agreement (the "Amendment"), dated as of the date hereof, among the Seller Parties, the Financial Institutions, PREFCO and the Agent (each as defined therein), amending certain provisions of that certain Receivables Purchase Agreement, dated as of October 6, 2000, amended as of July 1, 2001, further amended as of October 3, 2001, further amended as of April 25, 2002, further amended as of June 28, 2002, further amended as of September 30, 2002, and further amended as of December 4, 2002 (such agreement, as so amended, the "Existing Agreement"), among the Seller Parties, the Financial Institutions, PREFCO and the Agent. Capitalized terms used herein and not defined herein shall have the meanings set forth for such terms in the Existing Agreement.

                  I hereby certify, on behalf of the Servicer, that to the best of my knowledge after due inquiry, as of the date hereof, after giving effect to the Amendment, (a) no Amortization Event or Potential Amortization Event has occurred and is continuing and (b) the representations and warranties of the Servicer contained in the Existing Agreement and in the other Transaction Documents are true and correct as of the date hereof.




                                     ----------------------------------
                                     Name:
                                     Title:







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
                                                                       EXHIBIT B

                              OFFICER'S CERTIFICATE

                  I, ______________, am the _______________ of Plexus ABS, Inc.
("Seller"). I execute and deliver this Officer's Certificate, dated as of January 28, 2003, on behalf of Seller pursuant to Section 3(b) of the Limited Waiver and Seventh Amendment to Receivables Purchase Agreement (the "Amendment"), dated as of the date hereof, among the Seller Parties, the Financial Institutions, PREFCO and the Agent (each as defined therein), amending certain provisions of that certain Receivables Purchase Agreement, dated as of October 6, 2000, amended as of July 1, 2001, further amended as of October 3, 2001, further amended as of April 25, 2002, further amended as of June 28, 2002, further amended as of September 30, 2002, and further amended as of December 4, 2002 (such agreement, as so amended, the "Existing Agreement"), among the Seller Parties, the Financial Institutions, PREFCO and the Agent. Capitalized terms used herein and not defined herein shall have the meanings set forth for such terms in the Existing Agreement.

                  I hereby certify, on behalf of Seller, that to the best of my knowledge after due inquiry, as of the date hereof, after giving effect to the Amendment, (a) no Amortization Event or Potential Amortization Event has occurred and is continuing and (b) the representations and warranties of Seller contained in the Existing Agreement and in the other Transaction Documents are true and correct as of the date hereof.




                                     ----------------------------------
                                     Name:
                                     Title:









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